Exhibit 10.2
Execution Copy 06/27/2011
ASSET PURCHASE AND TRANSITION AGREEMENT
This Asset Purchase and Transition Agreement (“Agreement”) is made and entered into on this 28th day of June, 2011 (“Effective Date”), by and between HCC CORPORATION, a Nevada corporation (“Seller”), doing business as GRAND LODGE CASINO (“the Casino”), Seller and GAMING ENTERTAINMENT (NEVADA), LLC a Nevada Limited Liability Company, (“Buyer”). Collectively, Seller and Buyer are sometimes referred to herein as the “Parties.”
RECITALS:
A. The Seller owns all of the assets, tangibles, intangibles, going business, inventory, liabilities, name and goodwill of the Casino, located at the Hyatt Regency Lake Tahoe Resort, Spa and Casino, 111 Country Club Drive, Incline Village, and Nevada 89451, operating a casino business (the Business”).
B. The Buyer desires to purchase and the Seller desires to sell certain of the assets used in connection with the operation of the Business, as hereafter described (the “Assets”), and to assume certain liabilities incurred in connection with the operation of the Business (“Assumed Liabilities”) and following Closing, Buyer desires to operate the Business.
C. In addition, Buyer agrees to certain specific matters regarding the employees of
Seller at the Casino all as more fully set forth herein.
D. The purpose of this Agreement is to set out the mutual covenants, representations, warranties and promises of the Parties in connection with the Buyer’s acquisition of the Assets of the Business.
E. In consideration of the foregoing facts and the mutual covenants, representations and warranties contained herein, and with the intention of being legally bound hereby, the Parties hereto agree as follows:
ARTICLE I
PURCHASE OF PRIMARY ASSETS
1.1 Sale of Primary Assets. Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell and Buyer agrees to purchase:
1.1.1 The gaming and other tangible personal property described in the appraisal, attached hereto as Schedule A, plus such other tangible personal property which may be or, in accordance with the terms of this Agreement, have been acquired after the date of the appraisal to the extent the same is used in the business, and less any such property as may have been disposed of, by the Casino prior to the Closing. The price of such assets shall be the values as itemized on Schedule A, plus the actual cost of any additions, and less the value as listed on Schedule A of any deletions.

1.1.2 Gaming inventories, including, without limitation, inventories of cards, dice and gaming equipment parts described on Schedule B attached hereto, plus such other inventories as may hereafter have been acquired, and less any such inventory as may have been disposed of, in the ordinary course of Casino business, prior to Closing. The purchase price for these inventories shall be the amounts indicated on Schedule B, plus the actual cost of any additions and deletions.
1.1.3 Operating supplies, including, without limitation, office supplies and equipment, and other miscellaneous supplies located on the premises, provided that any equipment or supplies with a value of $100.00 or greater is scheduled on Schedule E, attached hereto. The price for the operating supplies shall be Seven Thousand Five Hundred Dollars ($7,500.00).
1.1.4 Copyrights, trade names, trademarks, domain names, customer lists, good will and other related intangible assets relating to the Business (excluding the corporate names of Seller), and specifically including the names “Grand Lodge Casino” and “Player Advantage Club”, all internet domain names and URLs related thereto, and all rights in and to those names, including but not limited to the intellectual property set forth on Schedule C. The purchase price for these assets shall be One Dollar ($1.00). The trademarks GRAND LODGE CASINO and PLAYER ADVANTAGE CLUB, and the respective Federal Trademark Registration Nos 3,760,969 and 2,639239, are owned by the Seller. Additionally, Seller shall transfer to Buyer the domain name <grandcasinolodge.com> which Seller’s marketing company Mosac Marketing Group, Inc. (“Mosac”) has transferred to Seller.
1.1.5 Subject to Section 7.4, all assignable rights and obligations under any written or oral contracts, agreements, leases, instruments, or other documents or commitments, arrangements, undertakings, practices or authorizations related to the Primary Assets or the operations of the Business (collectively the “Contracts);
1.1.6 All documents and books and records related to the Primary Assets or the operations of the Business, including, without limitation, customer, supplier, mailing and player lists, and casino files relating to the Business; and
1.1.7 All other intangible property owned or leased by Seller required for the operation of the Business, including, without limitation, goodwill, operating and training manuals, federal, state, and local certifications and other permits (to the extent assignable), manuals and plans relating to the Business or its operations, and other documents relating to the operation of the Primary Assets, (together with the assets described in Sections 1.1.5 and 1.1.6, the “Intangibles”);

1.2 Aggregate Purchase for Primary Assets.
The aggregate purchase price for the primary assets shall be the sum of the amounts reflected in Sections 1.1.1 through 1.1.7 above, and shall be payable, plus or minus the settlement amount referred to in Section 2.4, by wire transfer at Closing to an account specified by Seller and identified by Buyer at least five (5) days prior to Closing.
1.3 Closing. The Closing shall take place at a mutually convenient location within Nevada on a date to be agreed which is shall be no later than 15 days following the grant of a gaming license to the Buyer by the Nevada Gaming Commission. This Agreement is specifically conditioned upon (a) the Buyer obtaining a non-restricted gaming license to operate the assets being transferred and (b) Buyer entering into a Lease for the Premises in which the assets are operated with Hyatt Equities LLC and Buyer shall have no obligation hereunder unless and until such gaming license is issued and effective. Either Party shall have the right to terminate this Agreement, at any time (i) on or after September 1, 2011, in the event the above referred to Lease has not been executed on or before said date, or (ii) on or after November 1, 2011, in the event the above referred to gaming license shall not have been obtained on or before said date.
ARTICLE 2
TREATMENT OF CERTAIN CURRENT ASSETS
AND
ASSUMPTION OF CERTAIN CURRENT LIABILITIES
2.1 Current Assets. Seller shall transfer to Buyer the following current assets: “cash on premises”, prepaid equipment rentals and other transferrable prepaid items, and casino markers in the Seller’s possession at the date of Closing. For purposes hereof, “cash on premises” shall mean all Seller owned currency located in the Casino at the Closing and shall include, without limitation, cage cash and cash in drop boxes, bill validators and ticket redemption kiosks.
2.2 Current Liabilities. At Closing, Buyer shall assume the following liabilities: outstanding chip/TITO ticket liabilities, progressive jackpot liabilities, and Player Club points. Buyer shall notify Seller at least thirty (30) days prior to Closing of the extent to which Buyer will assume any accrued vacation pay for Casino employees hired by Buyer, however, such election by Buyer may be made only in respect to all former Seller employees hired by Buyer and not any lesser number of such employees.
2.3 The value of the current assets and current liabilities described above shall be valued at their actual amounts as of the Closing Date with the following adjustments.
2.3.1 Prior to the Closing, Seller and Buyer shall agree to an allowance for uncollectible markers and the method of calculating such allowance.
2.3.2 The amount for progressive jackpots will be included only for the amount in excess of the seed money, although the liability to be assumed will be the entire liability, provided however that in the computation of the purchase price, Buyer will pay an amount equal to seventy-five percent (75%) of the seed money.

2.4 Settlement at Closing. A preliminary amount for the current assets and current liabilities described in this Article will be agreed upon between Seller and Buyer prior to the Closing. If current assets exceed current liabilities, Buyer shall pay to Seller such additional amount at Closing. If current liabilities exceed current assets as described in this Article, Seller shall pay that amount in cash to Buyer or issue a credit to Buyer at closing.
2.5 Post Closing Adjustment. Within sixty (60) days of Closing, the Parties shall agree on any adjustments necessary to the current assets and current liabilities described in this Article, and settlement of any adjustments shall be made in cash at that time. Such post-closing adjustment shall be final and binding on the Parties.
ARTICLE 3
ADDITIONAL RIGHTS ASSIGNED TO BUYER
3.1 At the Closing, Seller shall assign to Buyer the trademark and trade name rights as described on Schedule C and the equipment leases and contracts described on Schedule D. Buyer shall have the responsibility for obtaining any and all consents necessary to assign such leases and contracts, which Buyer shall obtain prior to Closing. Seller agrees to cooperate with Buyer to accomplish such assignments.
3.2 Seller shall retain and are not transferring any insurance policies or other deposits not specifically described herein, and reserve all rights with respect to those items.
3.3 Seller shall be responsible for any accrued payroll liabilities to employees through the Closing date, except to the extent specifically assumed by Buyer hereunder.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SELLER
As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller represents and warrants to the Buyer that at the time of entering into this Agreement and as of the Closing Date, the following representations and warranties, which shall survive Closing for the period provided herein, are true and accurate:
4.1 Organization and Standing. Seller is a Nevada corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller is duly licensed and qualified to do business in the State of Nevada and to carry on the Business in the State of Nevada
4.2 Ownership of Assets and Operation of Business. That Seller has good title to the Assets, and has the right to sell, assign and transfer the same free and clear of all liens, pledges and encumbrances of any kind. There are no outstanding options or other agreements obligating the Seller to convey or encumber the Assets of the Business.

4.3 Authority. The Seller represents and warrants that it has full legal power, capacity and authority to execute and deliver this Agreement and Schedules hereto, and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding Agreement of Seller, enforceable in accordance with its terms. The person or persons executing this Agreement and any document provided pursuant to this Agreement or at Closing by or on behalf of Seller is duly authorized and empowered to execute such document on behalf of Seller and to bind Seller to such action. The entry into and performance of this Agreement will not violate any understanding, agreement, commitment of Seller or any law, rule, regulation, ordinance, code or statute to which Seller are subject or obligated. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement are not contrary to the Articles of Incorporation or Bylaws of Seller. The execution, delivery or performance of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement will not (a) with the passage of time, the giving of notice or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any indenture, mortgage, deed of trust, lease, instrument, contract, agreement or other restriction to which Seller is a party or to which any of Primary Assets is subject, (b) result in the creation of any lien or other charge on any of the Primary Assets, (c) result in an acceleration or termination of any note, loan or security agreement or similar agreement or instrument to which Seller is a party or by which any of Primary Assets are bound, or (d) result in a violation of any order, judgment, decree, rule, regulation or law applicable to Seller.
4.4 Good and Marketable Title to Assets. Buyer shall acquire good title to, and all right, title and interest in, the Assets, free and clear of all claims, charges, liens and encumbrances.
4.5 Liabilities. Except as expressly provided in this Agreement, Seller represent and warrant that Buyer will not be responsible for any obligation of Seller incurred prior to Closing.
4.6 Tangible Personal Property. Schedule A contains a true and complete list of all tangible personal property sold hereby as of the date or dates set forth in Schedule A, and Seller represent that all of the personal property used in connection with the operation of the Business Assets and inventory are sold AS-IS. Seller shall deliver a supplement to Schedule A, showing additions or deletion since those dates not later than five (5) days prior to the Closing, and such supplement shall, upon delivery to Buyer, be deemed included in the representations and warranties contained in this Section 4.6. Seller makes no warranties as to the condition of the Assets and inventory, except that Seller represents and warrants that the Assets are free and clear of any liens and encumbrances, and that Seller will convey good title to the Assets (including all inventory) to Buyer at Closing. Buyer is responsible for inspecting the Assets. Buyer understands that it is purchasing all of the inventory.
4.7 Employees. As previously disclosed to Buyer, Seller has entered into certain employment agreements, consulting agreements and severance agreements with current and former employees of Seller. Buyer assumes no responsibility or liability with respect thereto.
4.8 Employee Benefits. Seller maintain various employee benefit plans pursuant to which Seller provided benefits or compensation to or on behalf of employees or former employees of Seller, whether or not written. Buyer assumes no responsibility or liability for any plans.

4.9 Litigation. There is no (i) action, suit claim, proceeding or investigation pending or to the best knowledge of Seller, threatened against Seller at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding pending relating to the Business, or (iii) governmental inquiry pending. The Business is not in default with respect to any order, writ, injunction or decree served upon it from any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Business pending against others.
4.10 Broker. Seller has not engaged a Broker and is not responsible for any payment to any finder, broker or consultant in connection with the transactions contemplated by this Agreement.
4.11 Disclosure. All documents prepared by Seller or the Business in connection with this Agreement and the transactions contemplated hereby, including but not limited to all financial statements, are materially correct.
4.11.1 Omission. To the best of their knowledge, neither this Agreement nor any schedules or exhibits hereto contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.
ARTICLE 5
ADDITIONAL OBLIGATIONS OF THE SELLER
The Seller further promise, covenant and agree as follows:
5.1 Transfer of Assets. That the Seller shall give full, complete and actual possession of the Assets to the Buyer on the Closing Date.
5.2 Limitations of Seller. That from the date of this Agreement to the Closing Date, the Seller shall:
5.2.1 Not transfer, convey, lease, mortgage, refinance or otherwise encumber any of the Assets;
5.2.2 Fully cooperate with all reasonable requests of the Buyer to accomplish the transfer and assignment of all assignable licenses and permits;
5.2.3 Exercise commercially reasonable efforts to have current suppliers continue with Buyer on same terms and conditions. Seller shall furnish a list of all the currently active suppliers to the Business and contain the terms of the arrangements with them; and
5.2.4 Pay in full through and including Closing all taxes required to be paid by the Seller or the Business, and all accrued employee payroll through the Closing, except to the extent as specifically assumed by Buyer hereunder.
5.2.5 Continue the business of Seller in substantially the method, manner and fashion is has been conducted and make no material changes to the business or its operations, except for (i) drawdowns in the amount of cash on premises, and (ii) additions to or deletions of Assets in accordance with the provisions of this Agreement.

5.2.6 Arrange for and execute any and all consents to assign or transfer any contracts being assigned to or assumed by Buyer.
5.2.7 Not make any additions to or deletions of the Assets with a value in excess of $1,000.00 without the consent of Buyer, which consent, with respect to additions and deletions made in the ordinary course of the Business and on a basis consistent with prior practices, shall not be unreasonably withheld.
5.3 Closing Deliveries. That on the Closing Date, the Seller shall execute, if appropriate, and delivery to the Buyer:
5.3.1 A Bill of Sale transferring and assigning the Assets to the Buyer;
5.3.2 Seller will execute any other instruments necessary or appropriate to transfer to the Buyer all of Seller’s right, title and interest in and to the Assets;
5.3.3 To the extent assignable, an assignment by the Seller to the Buyer of all licenses, permits and approvals from all governmental authorities necessary to enable the Buyer to manage and operate the Business and the Assets in the same manner that the Business and the Assets are now being managed and operated; and
5.3.4 Assignments of the items specified in Section 3.1 above.
5.4 Further Assurances. That the Seller will, at any time and from time to time after the Closing Date, upon the Buyer’s reasonable request, execute, acknowledge and deliver or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required for the better assigning, transferring, granting and confirming title of the assets to the Buyer, or to its successors and assigns.
ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF THE BUYER
As an inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, the Buyer represents and warrants to the Seller as follows:
6.1 Power and Authority. The Buyer has the authority to execute, deliver and perform this Agreement. The documents to be executed and delivered by the Buyer have been duly executed and delivered by, and constitute the legal, valid and binding obligation of the Buyer and are enforceable against the Buyer in accordance with their terms. The person or persons executing this Agreement and any document provided pursuant to this Agreement or at Closing by or on behalf of Buyer is duly authorized and empowered to execute such document on behalf of Buyer and to bind Buyer to such action. The entry into and performance of this Agreement will not violate any understanding, agreement, commitment of Buyer or any law, rule, regulation, ordinance, code or statute to which Buyer is subject or obligated. The entry into and performance of this Agreement will not violate any understanding, agreement, commitment of Buyer or any law, rule, regulation, ordinance, code or statute to which Buyer is subject or obligated. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated by this Agreement are not contrary to the Articles of Formation or Operating Agreement of Buyer. The execution, delivery or performance of this Agreement by Buyer and the consummation of the transactions contemplated by this Agreement will not (a) with the passage of time, the giving of notice or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any indenture, mortgage, deed of trust, lease, instrument, contract, agreement or other restriction to which Buyer is a party, (b) result in an acceleration or termination of any note, loan or security agreement or similar agreement or instrument to which Buyer is a party, or (c) result in a violation of any order, judgment, decree, rule, regulation or law applicable to Buyer.

6.2 Disclosure. All documents delivered or to be delivered by or on behalf of Buyer in connection with this Agreement and the transactions contemplated hereby are true, complete and correct. To the best of Buyer’s knowledge, this Agreement does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.
6.3 Broker. Buyer represents that it has not engaged any broker or agent related to this transaction.
ARTICLE 7
ADDITIONAL OBLIGATIONS OF THE BUYER
The Buyer further promises, covenants and agrees as follows:
7.1 Cooperation. To fully cooperate with the Seller to insure that the transfer of possession takes place with the least possible disruption.
7.2 Lease. To use its best efforts to negotiate with the current landlord of the Casino’s premises a new lease for such premises. The successful negotiation of such lease shall be a condition precedent to Seller’s obligations to close hereunder.
7.3 Employment Generally; Worker Adjustment and Retraining Notification Act (“WARN Act”).
7.3.1 Seller currently employs approximately 150 full, part time, and seasonal employees at the Casino.
7.3.2 Buyer agrees to offer employment to at least seventy percent (70%) of Seller’s full-time employees for a period of not less than ninety (90) days following Closing, upon terms and conditions that will not constitute a “constructive discharge” within the meaning of the WARN Act, it being the express intention of the parties that Seller will have no requirement or obligation to give any notices which otherwise may be required pursuant to the terms of the WARN Act.
7.3.3 Seller’s agreement to consummate the transactions contemplated by this Agreement is in full reliance upon Buyer’s obligation to offer employment to a sufficient number of Seller’ employees at the Casino, to eliminate any requirement to give WARN Act notices to Seller’s employees.

7.4 Employment Contracts.
7.4.1 Buyer acknowledges that four (4) employees of Seller have existing employment agreement, which employment agreements have been provided to Buyer.
7.4.2 Seller and Buyer agree and understand that Buyer assumes no liability under or pursuant to any existing employment agreement which Seller has entered into with its employees. Seller shall not, and shall have no obligation to, assign said existing employment agreements to Buyer.
7.5 Further Assurances. On the Closing Date the Buyer shall execute, if appropriate, and deliver to the Seller such instruments, documents, assignments and assumptions of liability as may be reasonably necessary, in the Seller’s opinion, to affect a transfer of the Assets to the Buyer and the assumption of liability required to be assumed by Buyer hereunder..
7.6 Buyer shall assume the assumed liabilities only to the extent arising or accruing from and after the Closing Date, and Buyer shall have no duty or obligation whatsoever with respect to any duties or obligations of Seller arising or accruing before the Closing Date (all of which shall be the sole responsibility and liability of Seller).
7.7 From time to time following the Closing, Buyer shall grant to Seller, and to Seller’s representatives and agents, access to all books and records of the Business transferred to Buyer hereunder, and the right to make copies and extracts thereof, all at Seller’s sole expense,
For the purpose of enabling Seller to make any post-closing reports or filings it may be required to that it may desire to make including without limitation, tax returns and reports and reports to regulatory agencies. For that purpose, Buyer agrees to retain all such books and records for a period consistent with Seller’s records retention policies in place on the date hereof. In addition, Buyer agrees to make available to Seller the services of Seller’s current Controller to prepare or assist in preparing such reports and filings so long as said Controller remains in the employ of Buyer and provided her assistance can be made available without disruption to Buyer’s business. Seller agrees that it shall reimburse Buyer for a proportionate share of the Controller’s compensation and benefits and other related costs for the time during which she is rendering the services herein contemplated.
ARTICLE 8
COVENANTS AND AGREEMENTS
8.1 Cooperation. Each of the parties hereto shall use his, her or its commercially reasonable efforts and good faith to perform and fulfill all conditions and obligations to be fulfilled or performed hereunder.
8.2 Taxes. Seller shall be responsible for the payment of and will indemnify and hold the Buyer harmless against all taxes due or assessed which related to the operations of the business for all periods up to and including the Closing Date. Buyer shall be responsible for the payment of and will indemnify and hold the Seller harmless against all taxes due or assessed which relate to the operations of the business for all periods following the Closing Date.

ARTICLE 9
SURVIVAL; INDEMNIFICATION
9.1 Survival. The representations, warranties and indemnities set forth in or made pursuant to this Agreement shall remain operative and shall survive for a period of one (1) year from the Closing Date (“Survival Period”) and shall not be merged therein, regardless of any investigation by or on behalf of any party.
9.2 Indemnification by Seller. From and after Closing, Seller will indemnify and hold harmless Buyer and each of its respective affiliates, directors, officers, employees, attorneys, agents, representatives, successors and assigns in respect of any and all claims, losses, damages, liabilities, penalties, interest, costs and expenses (including reasonable attorneys’, accountants’ and consultants’ fees and expenses, including and such expenses incurred in connection with investigating, defending against or settling any such claims) (collectively, “Losses”) reasonably incurred by Buyer in connection with, or resulting from, any or all of the following:
9.2.1 Any breach of any representation or warranty made by Seller in this Agreement, to the extent Buyer has notified Seller in writing of any such purported breach within the Survival Period; and
9.2.2 Any breach in the performance of any covenant, agreement or obligation of Seller contained in this Agreement.
9.3 Indemnification by Buyer. From and after the Closing, Buyer will indemnify and hold harmless Seller and each of its respective affiliates, directors, officers, employees, attorneys, agents, representatives, successors and assigns in respect of any and all claims, losses, damages, liabilities (specifically including all liabilities for failure to give WARN Act notices), penalties, interest, costs and expenses (including reasonable attorneys’, accountants’ and consultants’ fees and expenses, including and such expenses incurred in connection with investigating, defending against or settling any such claims) (collectively, “Losses”) reasonably incurred by Seller in connection with, or resulting from, any or all of the following:
9.3.1 Any breach of any representation or warranty made by Buyers in this Agreement; and
9.3.2 Any breach in the performance of any covenant, agreement or obligation of Buyers contained in this Agreement to the extent Seller has notified Buyer of any purported breach within the Survival Period.

ARTICLE 10
MISCELLANEOUS
10.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this document shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.
10.2 Modifications. The terms and provisions of this Agreement may be modified or amended only by a written agreement executed by all parties signatory hereto.
10.3 Assignment. Neither this Agreement nor any right hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that the Buyer may assign the rights under this Agreement including without limitation the right to receive the Assets to a corporation, partnership, limited liability company or other similar entity without the express written approval of the Seller. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.
10.4 Termination. In the event that either party terminates this Agreement, written notice thereof shall forthwith be given to the other party or Parties, and the transactions contemplated hereby shall be terminated without further action by any party. If the transactions are terminated as provided herein:
(a) Buyer and Seller shall return all documents, copies and other material received from any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party from whom such documents, copies or materials were received;
(b) All confidential information received by Buyer and Seller with respect to Buyer or Seller or the Business shall be treated as confidential notwithstanding the termination of this Agreement; and
(c) This Agreement shall become void and of no further force and affect.
10.5 Notices. All notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered or delivered by overnight air courier and addressed or faxed as follows:

10.5.1 If to Seller:
HCC CORPORATION,
a Nevada corporation, d/b/a
GRAND LODGE CASINO
c/o HGMI Gaming, Inc.
71 S. Wacker Drive
10th Floor
Chicago, IL 60606

with a required copy to:

Michael J. Melarkey, Esq.
Avansino, Melarkey, Knobel, Mulligan & McKenzie
4795 Caughlin Parkway, Suite 100
Reno, NV 89519
Tel.: 775-333-0300
Fax: 775-333-0305
10.5.2 If to Buyer:
GAMING ENTERTAINMENT (NEVADA),
A Nevada Limited Liability Company
c/o FULL HOUSE RESORTS, INC
4670 So. Fort Apache Road, Suite 190
Las Vegas, NV 89147
Attn: Andre M. Hilliou, Chairman and CEO
or such other address as the addressee may indicate by written notice to the other parties.
Each notice, demand, delivery, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.
10.6 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Nevada, without giving effect to the conflict of law principles thereof.
10.7 Severability. In the event that a court of competent jurisdiction or arbitral panel shall finally determine that any provision, or any portion as contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such is determined to be enforceable and as to limited shall remain in full force and effect. To the extent that such determination shall finally decide any such provision to be wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect as though such provision was omitted in its entirely.
10.8 Interpretation. The parties acknowledge and agree that (i) the rules of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement and (ii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party regardless of which party was generally responsible for the preparation of this Agreement.
10.9 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

10.10 Reliance. The parties hereto agree that notwithstanding any right of any party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained herein, whether or not such investigation was conducted.
10.11 Fees and Expenses. Costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne and paid as follows:
10.11.1 All documentary stamp or transfer taxes and fees and recording fees relating to the purchase of the Assets shall be borne and paid by Seller, and all sales use or similar taxes, if any, relating to the purchase of the Assets shall be paid by the Buyer.
10.11.2 The Seller shall have paid all required state unemployment taxes through the date of Closing.
10.11.3 Except as otherwise specifically provided in this Agreement, each party shall bear its own costs and expenses arising out of the negotiation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein including, without limitation, legal and accounting fees and expenses, whether or not the transactions contemplated hereby are consummated.
10.12 Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
10.13 Representation. Avansino, Melarkey, Knobel, Mulligan & McKenzie (the “Law Firm”) has prepared this document on behalf of and has represented the Seller and does not represent Buyer with respect to this document or any agreement between the Seller and Buyer. The Law Firm advises Buyer to consult with its own independent legal counsel and tax advisors as to the matters of this Agreement. The Law firm has made no representations to Buyer as to the federal or state tax consequences of the transactions contemplated under this Agreement.
10.14 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the making, performance or interpretation thereof shall be settled by arbitration pursuant to JAMS, Streamlined Arbitration Rules, using a single arbitrator in Reno, Nevada and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. In connection with any such arbitration, each Party shall bear the cost of its own counsel, and all other costs associated with the arbitration shall be borne as awarded by the arbitrator. Neither Party shall have the right to discovery in connection with such arbitration except as otherwise agreed by the Parties or as determined by the arbitrator in light of the circumstances of the case. In any arbitration, the arbitrator shall be bound by the terms of this Agreement and applicable provisions of law. The cost of any verbatim transcript of the arbitration proceedings shall be borne by the Party requesting the same or if requested by both Parties shall be divided equally. Transcripts of arbitration proceedings shall be made available to the Party or Parties requesting verbatim transcripts and to the arbitrator.

IN WITNESS WHEREOF the Buyer and the Seller have executed this Agreement all as of the Effective Date.

BUYER:		SELLER:

GAMING ENTERTAINMENT (NEVADA),		HCC CORPORATION, a Nevada corporation,
A Nevada Limited Liability Company		d/b/a GRAND LODGE CASINO

By:	/s/ Mark J. Miller	By:	/s/ Peter M. Liguori

Its:	Manager	Its:	President

SCHEDULE A
Gaming and Tangible Personal Property
1.	Fair market value in-place and in-use appraisal, dated April 29, 2011 — Value of assets $599,580 as of March 23, 2011 (previously provided to buyer).
2.	Additions since appraisal, effective date of March 23, 2011 through May 31, 2011 is $50,532.99 (see attached Capital Expenditure Monthly Report as of May 31, 2011 — Exhibit A-1).
3.	Retirements, trade-ins, sale or deletion of assets included in items 1 or 2 above as of May 31, 2011 is 0.

EXHIBIT A
Capital Equipment
Appraiser’s Note: The furniture, fixtures and equipment (FF&E) of the Hyatt Grand Lodge Casino, NV 89119, appraised and viewed, appears to be in mainly Good Condition, except as noted, and shows good maintenance and care. While most of the FF&E is older, it has been well maintained (except as noted) and in good repair/condition.
Appraiser’s Note: As a large number of items in this appraisal are electronic (slots, computers, servers, IT systems, printers, televisions, monitors, surveillance equipment, cameras, phone system, etc.) it is important to understand that nearly all electronic-based equipment will tend to be out-dated in a relatively short period of time. While the equipment will still be very useable and perform as intended, the pace of improvements in new equipment is very fast and tends to be less costly than the previous model or generation. Thus, the Fair Market Value (FMV) of many electronics drops sharply after six to twelve months. Electronics that are more than one or two years old are often relatively obsolete, even though their useful life may be many years, and the FMV may only be a small percentage of the original cost.

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 1 Pic 11	Poker Tables		Very good quality		N/A	Good	Four @ $1000 Includes cover, tray and chips	$4000
Item 2 Pic 13	Podium				N/A	Good		$70
Item 3 Pic 14-162	Small Round Wood Tables				N/A	Good	Two @ $50	$100
Item 4 Pic 15-46-90-168	Card/Chip Storage Cabinet		Very well built		N/A	Good	Five @ $200	$1000
Item 5 Pic 16	Beverage Bar				N/A	Good		$300
Item 6 Pic 18-19	LCD Screens	4 – Toshiba, 1 Vizio, 1 N/A			N/A	Good	Six @ $350	$2100
Item 7 Pic 20	Literature Rack				N/A	Good		$125

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 8 Pic 21	Table & Four Chair Set				N/A	Good	Rough wood style	$250
Item 9 Pic 22	24” Chairs		Wrap-around style Upholstered		N/A	Good	105 @ $60	$6300
Item 10 Pic 23	24” Chairs		Straight back style Upholstered		N/A	Good	93 @ $50	$4650
Item 11 Pic 24	19” Chairs		Wrap around style Upholstered		N/A	Good	56 @ $50	$2800
Item 12 Pic 25	19” Chairs		Straight back style Upholstered		N/A	Good	46 @ $40	$1840
Item 13 Pic 26-44	Black Jack Tables		H - Style. Very heavy duty		N/A	Good	18 (3 in storage) @ $700. Quality	$12,600

Appraiser’s Note: These B-J tables are older but of good quality. If the casino operation were to be sold there would be an expense to change the layouts to reflect the new ownership name, possibly $200 - $300 per table. FMV includes tray and signage but NOT shufflers.

Item 14 Pic 27-28	Roulette Tables		Good quality tables		N/A	Good	Two tables. Includes roulette wheel and electronic read out.	$17,000

Appraiser’s Note: These roulette tables are older but of good quality. If the casino operation were to be sold there would be an expense to change the layouts to reflect the new ownership name, possibly $200 - $300 per table. An electronic ‘board’ can cost $18,000.

Item 15 Pic 29-30	Automatic Shufflers	ShuffleMaster			N/A	Good	Seven @ $5500. Up to 10 decks handled	$38,500

Appraiser’s Note: ShuffleMaster is the preferred shuffler in the industry. For many years the company would not sell its products but required them to be leased. Several years ago the company was selling their products. However, unless the casino has a qualified technician a service contract with ShuffleMaster would probably be necessary. The market is very tight on used ShuffleMaster shufflers.

Item 16 Pic 31	Pit Podiums				N/A	Good	Three @ $400	$1200
Item 17 Pic 33-52-93-94-117-150	Printers	Lexmark	Pin-Fed		N/A	Good	Eight @ $85. Specialized use. Limited market.	$680

			Model		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 18 Pic 34-51	Card Embossers				N/A	Good	Four @ $350	$1400
Item 19 Pic 34	Time Stamp	Latham			N/A	Good	Three @ $125	$375
Item 20 Pic 35	LCD TVs				N/A	Good	Four @ $350	$1400
Item 21 Pic 36	LCD TVs				N/A	Good	Two @ $350	$700
Item 22 Pic 36	Digital Signage				N/A	Good		$200
Item 23 Pic 37	Digital Signage				N/A	Good		$200
Item 24 Pic 42	Bill Changer/Ticket Redemption	CasinoXchange			N/A	Good		$6500
Item 25 Pic 43	Dice Tables				N/A	Good	Two @ $2000	$4000

Appraiser’s Note: These dice tables are older but of good quality. If the casino operation were to be sold there would be an expense to change the layouts to reflect the new ownership name, possibly $300 - $400 per table.

Item 26 Pic 45	Automatic Saufflers	ShufffleMaster	MD2		N/A	Good	6 @ $4000 One to two decks	$24000
Item 27 Pic 48	Digital Signage				N/A	Good		$200
Item 28 Pic 50-91	AIO Printer	HP			N/A	Good	Two @ $25 Electronics	$50
Item 29 Pic 53	PC w/Flat Monitors	Various			N/A	Good	33 @ $120 Electronics	$3960
Item 30 Pic 56	Metal Shelving				N/A	Good	1-6’ and 1 4’ Each $25	$50

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 31 Pic 49-57-75-123-131-133-134-135-144-158-184-196-197-	Various Chairs. Mainly Secretary-type				N/A	Good	17 @ $35 Very large quantity of good used chairs available	$595
Item 32 Pic 70-80-83-101-127-151-155-158-159-164-184-185-203-209-	Various Chairs. Desk and Executive-type				N/A	Good	15 @ $65	$975
Item 33 Pic 58	Hydraulic Slot Track				N/A	Good		$325
Item 34 Pic 59	Slot Dolly				N/A	Good		$125
Item 35 Pic 60	Dolly				N/A	Good		$86
Item 36 Pic 61	Small Ladder				N/A	Good		$15
Item 37 Pic 62	Hand-Dollies				N/A	Good	Two @ $20	$40
Item 38 Pic 55	Metal Storage cabinets				N/A	Good	Two @ $60	$120
Item 39 Pic 63	SDCU Rack				N/A	Good		$85

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 40 Pic 63-64	SDCUs				N/A	Good	16 @ $200	$3200
Item 41 Pic 66	File Cabinet		3-Drawer		N/A	Good		$85
Item 42 Pic 67-105-1219-135-210	AIO Printer	HP	All-In-One		N/A	Good	Five @ $90	$450
Item 43 Pic 69	Metal Hanging Book Case				N/A	Good		$100
Item 44 Pic 70	Corner Desk				N/A	Good		$170
Item 45 Pic 72-96-115-121-135-196-197-199- 206-	Calculators	Monroe			N/A	Good	13 @ $20	$260
Item 46 Pic 73	Safety Storage		Heavy duty hazardous storage		N/A	Good		$250
Item 47 Pic 74	Compressor		Small portable		N/A	Good		$50
Item 48 Pic 76	Fastener Case w/Small Fasteners				N/A	Good		$100
Item 49 Pic 77	Bench Grinder	Dayton			N/A	Good		$80
Item 50 Pic 78	Work Bench, Parts, Tools, etc.		The parts and tools of the shop		N/A	Good		$400
Item 51 Pic 79	Drill Press	Craftsman	15 1/2 Inch		N/A	Good		$160

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 52 Pic 81-81	Wheel Chairs				N/A	Good	Two @ $135	$270
Item 53 Pic 83	Corner Desk		Security Office		N/A	Good		$50
Item 54 Pic 84	Metal Cabinet				N/A	Good		$25
Item 55 Pic 85	File Cabinet		4-Drawer Legal File, security office		N/A	Good		$100
Item 56 Pic 86-89	Free-Standing Desk Cubicle				N/A	Good	Very good quality	$1200
Item 57 Pic 97	Slot Desk/Cubicle				N/A	Good	Very good quality	$1500
Item 58 Pic 96	Defibulator	Zoll	AEC Plus		Older	Good		$160
Item 59 Pic 99-112-124-145-152-	Laser Printer	HP			N/A	Good	Five @ $135	$775
Item 60 Pic 100-101	Corner Desk w/Two Hutches				N/A	Good		$400
Item 61 Pic 104	Typewriter	Brother			N/A	Good		$20
Item 62 Pic 106	Lateral File	2-Drawer			N/A	Good		$100
Item 63 Pic 107	Scanner	Canon	CD-4050		N/A	Good		$125
Item 64 Pie 108	Scanner	Cummins	Image Formula Scanfont 300P		Older	Good		$75

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 65 Pic 109	Shredder	Fellows	S8-85C		N/A	Good		$25
Item 66 Pic 110	Bill Counter	Cummins	Jet Scan		N/A	Good	Double Trays	$1200
Item 67 Pic 111	Coin Sorter	Cummins	Jet Sort		N/A	Older		$350
Item 69 Pic 113	Credit Card Machine				N/A	Good		$100
Item 70 Pic 113	Time Stamp	Rapidprint			N/A	Good		$40
Item 71 Pic 116	Bill Counter	Cummins	Jet Scan		N/A	Good	Single Tray	$500
Item 72 Pic 119	Ticket Dispenser				N/A	Good		$110
Item 73 Pic 120-121	Desk w/Overhead				N/A	Good		$200
Item 74 Pic 122	Lateral file		2-Drawer		N/A	Good		$100
Item 75 Pic 125-131	Lateral File		4-Drawer		N/A	Good	Three @ $160	$480
Item 76 Pic 128	Desk w/Credenza		Good quality wood		N/A	Good		$750
Item 77 Pic 130	Shredder	Fellowes			N/A	Good		$25
Item 78 Pic 132	Plasma TV	NEC			N/A	Good		$350

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 79 Pic 133	Bookcase				N/A	Good		$160
Item 80 Pic 134-135	Desk		Desk w/Leg and overhanging bookcase		N/A	Good		$250
Item 81 Pic 138	File Cabinet		3-Drawer		N/A	Good		$85
Item 82 Pic 139	Data Card Machine	Ultragrafix	285		N/A	Poor	Not in good working order	Scrap
Item 83 Pic 139	Metal Storage Cabinets				N/A	Good	Two @ $80	$160
Item 84 Pic 140	Hanging Storage		Metal		N/A	Good	Two @ $45	$90
Item 85 Pic 141-161-163-194-201-202	Lateral Files		4-Drawer		N/A	Good	Six @ $160	$960
Item 86 Pic 142	Automatic Shuffler	ShuffleMaster	‘Carnival Game Shuffler’		N/A	Good	3 @ $5000	$15,000
Item 87 Pic 143	Kitchen				N/A	Good	Microwave $35 Small Frig $25 Coffee maker and Water Heater $10	$70
Item 88 Pic 143	Table				N/A	Fair		$20
Item 89 Pic 144	Corner Desk Cubicles		W/Hanging Bookcase and under desk storage		N/A	Good	Three @ $350	$1050
Item 90 Pic 140	Automatic Shufflers	ShuffleMaster	MD1		N/A	Good	Two @ $4000	$8000

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 91 Pic 145	Laser Printer	HP	3015		Older	Fair		$65
Item 92 Pic 146	Metal Cabinet		Large 2-door upright		N/A	Good		$125
Item 93 Pic 147	Lounge Chairs		Leather VIP Office		N/A	Good	Two @ $200	$400
Item 94 Pic 148	Desk w/Credenza		High Quality VIP Office		N/A	Good	Two @ $650	$1300
Item 95 Pic 149	Hanging Storage Cabinet		High Quality VIP Office		N/A	Good	Two @ $175	$350
Item 96 Pic 149	LCD TV	Vizio	VIP Office		N/A	Good		$350
Item 97 Pic 153	Lateral File		Good quality wood. 2-Drawer. Marketing Ofc.		N/A	Good		$180
Item 98 Pic 153	File Cabinet		Good quality wood. 2-Drawer. Marketing Ofc.		N/A	Good		$100
Item 99 Pic 154-155-157	Desk w/Credenza and Hutch		Good quality wood. 2-Drawer. Marketing Ofc.		N/A	Good		$700
Item 100 Pic 156-205	Side Chairs		Good quality wood. 2-Drawer. Marketing Ofc.		N/A	Good	Four @ $	$130
Item 101 Pic 158-159-169	Cubicles				N/A	Good	Five @ $	$1750
Item 102 Pic 161	Metal Storage Cabinet				N/A	Good		$40
Item 103 Pic 162	Chairs		Good Quality, used as side chairs		N/A	Good	Two @ $	$150

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 104 Pic 165	Roulette Chips		Extras /replacements		N/A	Good		$150
Item 105 Pic 165	Metal Shelving		Heavy Duty 6’		N/A	Good	Three @ $40	$120
Item 106 Pic 167	Slot Dolly				N/A	Good		$175

Appraiser’s Note: The following items, Item numbers 107 through 131, are all surveillance equipment. It should be noted that this is a FMV In-Place In-Use Appraisal and therefore the items have a value when considered within the scope of this appraisal. Most of the surveillance equipment was purchased used. However, based on the age, condition and removal challenges, these items would have a much lesser value if offered for sale in Fair Market Value offering. Much of th e existing equipment can be purchased new, with current technology, at less than what the purchase price used was (example: Vicon PTZ [pan, tilt zoom camera] is advertised currently new at $1556.00, the used price was $2100).

Item 107 Pic 183	Alarm	Vicon	Vicon Alarm Control Line Feed		Older	Good		$400
Item 108	Alarm Control	Symplix	Symplix Panic Alarm Control		Older	Good		$125
Item 109	Cameras		Fixed w/lens in casino		Most older	Fair to Good	80 Units are analog only. $50 ea. 20 Units are analog and digital, $100 ea.	$6000
Item 110	Covert Cameras		Covert		N/A	Good	Two @ $175	$350
Item 111 Pic 189	Central manager	Aventura	Aventura Centeral Manager	SuperMicro Server #5014C-T/B/1	Older	Good		$7500
Item 112	Computers w/Screens				Older	Good	12 @ $100	$1200
Item 113	Distribution Amplifiers				Older	N/A	13 @ $300	$3900
Item 114 Pic 186	Control Desk W/Credenza				Older	Fair		$2500

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 115 Pic 187	Desk				Older	Fair		$125
Item 116 Pic 183	Control Lines	Vicon	Vicon V1400X Line Control		Older	Good	5 @ $200	$1000
Item 117 Pic 189	Digital Recorders	Aventura	SuperMicro #P8SCT. 8TB storage — H.264		Older	Good	9 @ $650	$5400
Item 118 Pic 188	Digital recorder	Sanyo	Single Digital Recorder		Older	Good	2 @ $700	$1400
Item 119	Digital Recorder	Sanyo	Quad Digital Recorders		Older	Good	2 @ $700	$1400
Item 120 Pic 190	Key pads	Vicon	V1400X		Older	Good	7 @ $50	$350
Item 121 Pic 183	Port	Logitec	Logitec 8-port VM		Older	Good		$300
Item 122 Pic 183	Matrox	Vicon	Vicon Matrox Nova Power Series Matrix-66 Power plus version 0.1.5		Over 11 Years	Good	Current technology would be preferred by any potential buyer.	$6500
Item 123 Pic 191	Monitors		Security Monitors		Older	Good	16 @ $50	$800
Item 124 Pic 187	3 Com		3 Com		N/A	Good	2 @ $225	$450
Item 125 Pic 191	Power Boxes		Power control distribution boxes		N/A	Older	10 @ $50	$500
Item 126 Pic 193	Printer	HP			Older	Good		$25

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 127	PTZ Camera	Vicon - 36, Pelco - 2	Pan, tilt, zoom cameras		N/A	Mostly Older	20 Analog, $300 ea. 18 Digital $1000 ea.	$24,000
Item 128	Radio	Kenwood			N/A	Older		$175
Item 129	Audio Converters				N/A	Older	3 @ $100	$300
Item 130	UPS	BPI and M	1400 950W Power backup towers		N/A	Older	6 @ $250	$1500
Item 131	UPS	Cyber Pro	1400W		N/A	Older	2 @ $400	$800
Item 132 Pic 195	Digital Display Signage				N/A	Good		$200
Item 133 Pic 196	Shredder		Large business usage		N/A	Good		$75
Item 134 Pic 198	Metal Cabinet		Large Metal Cabinet		N/A	Good		$100
Item 135 Pic 200	Postage Machine	Pitney Bowes	All inclusive		N/A	Good		$150
Item l36 Pic 203	Desk w/Hutch		Good quality		N/A	Good		$700
Item 137 Pic 205	Lateral Files		Two 2-drawer lateral files		Older	Fair	Two @ $	$150
Item 138 Pic 208-209-210-211	Executive Desk		Good quality w/leg		Older	Good		$450
Item 139 Pic 208	Table		Wood		Older	Fair		$75

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 140 Pic 212	TV Cabinet		Wood		Older	Older		$100
Item 141 Pic 212	Bookcase		Wood		Older	Good	6’	$100
Item 142 Pic 213-214	Side Chairs		Wood, upholstered		Older	Good	Two @ $50	$100
Item 143 Pic 214	End Table		Good Quality		Older	Fair		$50
Item 144 Pic	Cheques		High Quality		Older	Fair to Good	Approximately 35,000	$31,500

Appraiser’s Note: Casino cheques can be generic or ‘branded’. The cheques of this casino are branded and high quality. The appraiser was not able to find a manufacturer who could duplicate this style and quality of cheques. A high quality cheque (Paulson) costs 90 to 95 cents each. If THIS casino were to be sold and operate under a new name the value of the existing cheques would be minimal, as they would necessarily need to be replaced. Nevada Gaming Law requires a casino that is no longer going to use a cheque, or cheques, to advertise to the public that it will redeem outstanding cheques. The company must allow a reasonable time and have reserves to honor cheque redemption. Thus, if THIS casino were to be sold or operated under another name, the value of the cheques would be ZERO, and, of course, the new operator would have to purchase new cheques. If the casino was to change owners and/or operators the existing cheques may, or may not, have a collectable value at some point in time.

Item 145 Pic 216	Security Key Box				N/A	Good		$900
Item 146 Pic 216	Security System		BioMetric		N/A	Good		$3500
Item 147 Pic 217	Cabinet		Cabinet for drop boxes		N/A	Good		$150
Item 148 Pic 222	Drop Boxes		Drop boxes for table games		N/A	Good	48 @ $40	$1920
Item 149 Pic 216	Transport Cart		Cart to transport drop boxes		N/A	Good		$350
Item 150 Pic 219	Cabinet		Cabinet for cash boxes (slots)		N/A	Good		$200

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 151	Cash Boxes		Cash boxes for slots		N/A	Good	518 @ $60	$31,080
Item 152 Pic 220	Coin Sorter	Cummins	Cummins Jet Scan		Older	Good	Great machine ... little demand	$3000
Item 153 Pic 220	Bill Counter	Cummins			N/A	Good	Single Tray	$350
Item 154 Pic 220	Table		HD Table		N/A	Good		$125
Item 155 Pic 223	Digital Signage				N/A	Good		$200
Item 156 Pic 224-225	Chairs		These chairs are a combination of extra chairs and damaged chairs		Older	Fair to Poor	70 @ $10	$700
Item 157 Pic 226-227	Slots	IGT	$2000		Older	Fair	Used for tournament play. No TITO. Eight @ $300	$2400
Item 158 Pic 229	Underlayment				N/A	Good	Underlayment for table games. Partial roll.	$150
Item 159 Pic 232	Coin sorter	Cummins	Jet Sort		Older	Fair	Older and smaller unit	$150
Item 160 Pic 233	Big Six Table				Older	Fair	Big Six game	$350
Item 161	Slot Machine	IGT	Bally EM		Older	N/A	In storage	$300

Appraiser’s Note: The following items from Item 162 to 196 are slot machines. Slot machines are of various models. Each company determines the games available and has patent rights to their games. Used slots are readily available at reasonable prices for older models. Newer models are available and, depending upon their popularity, are priced accordingly. IGT’s GameKing has remained a very popular model for many years and still holds its value well even if it as much as 10 years old. The national economy has had a very negative effect on the Gaming Industry and gaming companies have curtailed new purchases dramatically. Some of the pictures attached to this appraisal are of very similar models listed but may not be from the Grand Lodge Casino and are meant to give the reader a reliable example of the model listed. Values include slot stands when applicable.

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 162 Pic A-1	Slot	Aristocrat	MAV500, MKV1		2006	Good	Three @ $800	$2400
Item 163 Pic A-1	Slot	Aristocrat	MAV500		2005	Good	Four @ $800	$3200
Item 164 Pic 1-2-182	Slot	Aristocrat	Viridian		2009	Good	Three @ $2100	$6300
Item 165 Pic A-2	Slot	Atronic	Cashline		2004	Good	Three @ $700	$2100
Item 166 Pic 169-170	Slot	Bally	GameMaker C9-l		2006	Good	Four @ $1500	$6000
Item 167 Pic 171	Slot	Bally	S9000C		2008	Good	Three @ $1650	$4950
Item 168 Pic A-3	Slot	Bally	M9000		2005	Good	Four @ $950	$3800
Item 169 Pic	Slot	Bally	S9000		2006	Good	Three @ $900	$2700
Item 170 Pic 172	Slot	Bally	V32		2010	Good	Four @ $2250	$9000
Item 171 Pic A-5	Slot	IGT	Game King		2005	Good	Two @ $1400	$2800
Item 172 Pic A-5	Slot	IGT	Game King		2004	Good	35 @ $1350	$47,250
Item 173 Pic A-5	Slot	IGT	Game King		2002	Good	8 @ $1250	$10,000
Item 174 Pic A-5	Slot	IGT	Game King		2001	Good	12 @ $1200	$14,400

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 175 Pic A-5	Slot	IGT	Game King		2000	Good	9 @ $1000	$9000
Item 176 Pic A-5	Slot	IGT	Game King		1999	Good	12 @ $900	$10,800
Item 177 Pic A-5	Slot	IGT	Game King		1998	Good	10 @ $850	$8,500
Item 178 Pic 181	Slot	IGT	S2000		2007	Good	4 @ $950	$3,800
Item 179	Slot	IGT	S2000		2004	Good	35 @ $800	$28,000
Item 180	Slot	IGT	S2000		2002	Good	3 @ $750	$2,250
Item 181	Slot	IGT	S2000		2001	Good		$750
Item 182	Slot	IGT	S2000		2000	Good	3 @ $700	$2100
Item 183	Slot	IGT	Game King Bar		2004	Good	31 @ $800	$24,800
Item 184	Slot	IGT	Game King Bar		2002	Good	4 @ $800	$3200
Item 185 Pic 174	Slot	IGT	Trimline AVD		2007	Good	5 @ $1600	$8000
Item l86 Pic 177	Slot	IGT	AVP Slant		2009	Good	2 @ $1900	$3800
Item 187	Slot	IGT	AW Slant		2008	Good	4 @ $1900	$7600

			Model/		Year/			Estimated Fair
Item #	Type	Manufacturer	Description	Serial/ VIN No.	Age	Condition	Comment	Market Value

Item 188 Pic 173	Slot	IGT	SMLD, S-AVP		2009	Good	3 @ $1900	$5700
Item 189	Slot	Konami	Advantage		2004	Good	3 @ $850	$2550
Item 190 Pic 178	Slot	Konami	Advantage +		2007	Good	3 @ $1100	$3300
Item 191 Pic 175	Slot	Konami	K2V 2.0		2009	Good	6 @ $1350	$8100
Item 192 Pic 179	Slot	Konami	KGP 2.0		2009	Good	2 @ $1000	$2000
Item 193	Slot	WMS	BBS Slant		2005	Good	4 @ $850	$3400
Item 194	Slot	WMS	BBU Upright		2005	Good	4 @ $850	$3400
Item 195	Slot	WMS	BBU Upright		2004	Good	2 @ $850	$1700
Item 196 Pic 176	Slot	WMS	BBU2		2010	Good	4 @ $2500	$10,000

Appraiser’s Note: The appraiser would like to re-emphasize that this is a Fair Market Value In-Place In-Use valuation as opposed to a Fair Market Value appraisal. This is especially important regarding the values established for the slot machines. There is a real additional value for a piece of equipment that is in-place and in-use as opposed to having that same item placed on the market for sale. In this case there is currently a ‘glut’ of slot machines on the market. Thus, if these items were to be offered for sale NOT in-place and in-use the values would be substantially less, perhaps 25% to as much as 50% less (on older and/or ‘dated’ machines/electronics) than the Fair Market Value In-Place In-Use values.

Item 197 Pic 221	Safe	Sentry	Small safe		Newer	Good		$175
							Est. FMV	$599,580
Appraiser’s Note: Electronic and IT equipment ‘ages’ very fast. New technology often makes six-month old equipment ‘the previous generation’ and may even make items obsolete within a short time. There is a current ‘glut’ of IT hardware. PCs and Laptops are currently available at the lowest prices ever and have advanced technology included.

*
This estimate assumes all items receive periodic maintenance according to instructions of original manufacturing companies (or their successors) and by use of replacement components (new, used, remanufactured, or reverse-engineered) available either from those companies or from alternative suppliers in the aftermarket.

EXHIBIT A-l
Hyatt Gaming Management, Inc.
Capital Expenditure Monthly Report
Properly: GRAND LODGE CASINO

									Paid													P.O.’s Oututdg
									Spending To Date (US$)															Variance
			2011						(Jan)	(Feb)	(Mar)	(Apr)	(May)	(Jun)	(Jul)	(Aug)	(Sep)	(Oct)	(Nov)	(Dec)		Estimated			Favorable
			May 31, 2011			Approved			Current	Current	Current	Current	Current	Current	Current	Current	Current	Current	Current	Current		Cost to	Total Project	Favorable	(Unfavorable)
CER#	PRIORITY	CER#	Department	Short Description	PROPOSED	Substitution	OTHER	CAPEX 2011	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	YTD Total	Complete	Spending	(Unfavorable)%
1		1	Slots	Conversion Kito	81,440		Partial Complete	81,440				1,907	9.623								$11,529,84		11,530	69.910	85.8%
2		2	Slots	Kiosk Upgrade	3,663		Pending invoices	3,663				1,700									1,700.00	1,700	3,400	263	7.2%
			Slots					0																	0.0%

			Total Slots		85,103	0	0	85,103	0	0	0	3,607	9.623	0	0	0	0	0	0	0	$13,229.84	1,700	14,930	70,173	82.5%

		3	Tables	Grand Lodge Casino Chips	10,000		Cancelled	0													$—	—	—	—	0.0%
			Tables					0																	0,0%

			Total Tables		10,000	0	0	0	0	0	0	3,607	0	0	0	0	0	0	0	0	$—	—	—	—	0.0%

		4	Marketing	73” (2) TV Plasma for Pit	17,451		Cancelled	0																	0,0%
			Marketing					0																	0.0%

			Total Marketing		17,451	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	$—	—	—	—	0,0%

		5	General & Admin	Accounting Printers	3,138		Cancelled	0															—	—	0.0%
		6	General & Admin	Optical Disk Equipment	5,925		Complete	5,925				1,993									$1,982,91	—	1,993	3.932	66.4%

			Total G&A		9,063	0	0	5,925	0	0	0	1.993	0	0	0	0	0	0	0	0	$1,992,91	—	1,993	3,932	66.4%

		7	IT	Replacement Computers	12,200		Partial Cornplete	12,200			4,356										$4.356.40		4,356	7,844	64.3%
		8	IT	New server for I.G.S. and D.M.M.	23,700		Pending Invoices	23,700					2.980								$2,979.64	17,673	20,652	3.048	12.9%

								0																	0,0%
			Total IT		35,900	0	0	35.900	0	0	4.356	0	2,980	0	0	0	0	0	0	0	$7,336,04	17,673	25,008	10,891	30.3%

		9	Surveillance	Airship Digital Server Software	14,400		Complete	14,400				7,200	7,200								$14.400.00	—	14,400	—	0.0%
		10	Surveillance	Replacement Color Fixed Cameras	1,145		Pending Invoice	1,145			441										$440.85	438	879	266	23.2%
		11	Surveillance	Vlcon Digital PTZ Analog Cams	9,600		Partial Complete	9,600			1,529		1,526								$3,055.67	—	3.056	6,544	68.2%
		12	Surveillance	Dell 15 review station computer	1.900		Cancelled	0													$—		—	—	0.0%

			Total Surveillance		27,045	0	0	25,145	0	0	1,970	7,200	8,726	0	0	0	0	0	0	0	17,897	438	18,335	6,610	1

			Total 2011		184,562	0	0	152.073	0	0	8.327	12.800	21,329	0	0	0	0	0	0	0	40.455	19,373	41,932	84,996	2

	2010	2	Slots	Conversion Kits	28,713		Complete	28,713	10,078												$10,077,68			28,713	100,0%

			Total 2010 Carry over		28,713	0	0	28,713	10,078	0	0	0	0	0	0	0	0	0	0	0	$10,077,68	0	0	28,713	100.0%

			Contingency	Contingency	25,000		Cancelled	0													$—	—	—	—	0.0%

			Total Contingency		25,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	—	—	—	—	0.0%

																									0.0%

			Sub Total Normal Projects		238,275	0	0	180,786	10,078	0	6,327	12,800	21,329	0	0	0	0	0	0	0	$50,532.99	19,373	41,932	113,709

SCHEDULE B

Gaming Inventories
1.) Please see Exhibit B for detail listing

Grand Lodge Casino

Exhibit B — Gaming Inventories
Inventory Slots

	Quantity	Item	Est. Value
	12000	Slot Vouchers (TITO)	1,955
	4000	Jackpot Slips (blank tractor feed)	610
	2000	W-2g custom 4-part forms	1,266

Inventory Pit

Bulk	5000	Rating Cards	180
Bulk	8500	Closers	100
Bulk	2000	Bank Roll cards	100
Bulk	400	Road Maps	100
20	20	BJ Shoes	1,200
	280 slvs	Dice	1,036
	10,810 dks	Cards	1,053
	8	BJ/TCP/LIR Layouts	800
	2	Cps Layouts	560
	2	Roulette Layouts	410
	2	Poker Layouts	200

Marketing / Promotional Inventory
	150	Polo Shirts	600
	200	Tshirts	400
	60	Flash Drives	420
	200	Wine Glasses	100
	13	Poker Table Tops	195
	40	Poker Chip Sets	800
	80	Blankets	1,600
	24	Beach Towels	120
	16	Dish Sets	240
	125	Hats	250
Misc		Office supplies	250
	6000	PAC Cards-Blue	540
	12500	PAC Cards-Gold	1,125
	5500	PAC Cards-Platinum	495
	7 bx	PAC Applications	147
	9 bx	Comp Paper	144
	12 bx	PAC Brochures	288

Accounting Inventory

	2500	Paid Out Forms	100
	5000	Credit / Fill Slips	100

Cage Inventory

	4500	IGS Paper	100
	3500	Marker Stock Electronic / Manual	150

		Total	17,734

SCHEDULE C

Trademarks, Trade Names, Domain Names, Copyrights,
Trademarks and Trade Names
GRAND LODGE CASINO (word mark and design marks) Fed. Reg. No. 3,760,969
PLAYERS ADVANTAGE CLUB (word mark and design marks) Fed. Reg. No. 2,639,239
TWO FOR TUESDAY 2X SLOT PLAY (word mark and design marks) unregistered
Domain Names
Grandlodgecasino.com
Hyattcasinolaketahoe.com (license from appropriate Hyatt entity to use)
Copyrights
All marketing materials, including but not limited to duritrans, signage, brochures, mailings, email blasts website code and screen shots
employee handbooks (excluding Hyatt owned materials)

SCHEDULE D

Contracts and Equipment Leases
1. Grand Lodge Casino — Key Contract List as of April 22, 2011 (see attached Exhibit D-1).

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/l/11
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVISION	Confidentially Provision

1	Alpine Self Storage	2/1/2009	Off-site Self-Storage rental agreement.	Month to Month (#3)	[ILLEGIBLE] forth above and continue on a month to month basis as noted above, provided, however, that the term of the agreement shall be automatically extended on the same terms and conditions for similar succeeding periods at the stated rent unless and until Lessee has removed his property from the premises and has given written notice to [ILLEGIBLE]	30 days	8/1/2011	No —Section 18: Lessee shall not assign or sublease the premises or any portion thereof. Any attempt to assign or sublease shall be void.	None

2	Bally Gaming	4/23/2010	Slot Machine Participation Agreement	Month to Month (#2)	YES - 2. “At the conclusion of the Initial Term, the lease shall continue on a month-to.-month basis with each party having the right to terminate the lease after the expiration of the Initial Term by providing thirty days’ written notice to the other party.”	30 Days	8/1/2011	YES, with consent — Section 6.5 “This Agreement may not be amended, modified, rescinded, or assigned without the prior written consent of both parties.”	Yes —Section 2 of T&C: Must obtain prior written consent of Bally’s before disclosing information to any third party.

3	Biometrica Systems	10/1/2005	Software Rental and License Agreement for Biometrica Recognition Software	Silent	YES - (Page 1) “Payment Terms: Customer may terminate this Agreement at any time for any reason and without further liability by giving Biometrica 30 days advance notice.”	30 Days	8/1/2011	YES, with consent — (Page 1) — “Except as described in this contract, without the written consent of Biometrica Systems, the Customer cannot transfer, assign, license, sublicense, rent, lease, lend, copy, modify, translate, sublicense, time-share, electronically transmit, decompile or reverse engineer this software, the media, hardware find documentation associated therein.	Yes — Assignment provision requires written consent before providing a copy to a third party.

4	Costco Wholesale Corporation	2/23/2007	Purchase Order Program Participation	Silent	Yes - 7. “Costco or HCC Corporation may terminate this agreement at any time, with or without cause provided, however, that in the event of such termination HCC Corporation shall continue to be liable to Costco for all amounts owed to Costco prior to the date of such termination.”	Silent	8/1/2011	Silent	None

5	Cummins Allison Corp	1/1/2009	Maintenance Service Contract for 2 JetScan printers	Annual, renews at the start of each year.	Yes - Section 6(3) — If in the event a contract is cancelled by the customer prior to the expiration date, the prorated (unused) portion of the contract will be refunded to the customer with any services performed during the partial contract period being charged back, less the value of any paid portion of the contract that has not been refunded.	30 Days prior to end of term.	8/1/2011	Silent	None

7	Excel Building Cleaning	5/1/2005	Cleaning and Janitorial service in the Casino	Month to Month (#1)	Yes - 1. Term This agreement shall be for a term commencing on May 1, 2005 and continuing thereafter until terminated without cause by either party upon delivery to the other party of thirty (30) days, prior written notice, or with cause immediately upon written notice.	30 Days	8/1/2011	Yes, but silent as to notice — Section 10/ll “This Agreement shall insure to bind the successors, assigns and representatives of the parties hereto.”	None
Last Updated: 04-22-2011

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/1/11
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVlSlON	Confidentially Provision

8	Falcon Cable Systems Company II, L.P d/b/a Charter Communication	12/13/2010	Provides Television Satellite Service	36 Months	NO — 3. Service Period: Upon expiration of the initial term, this Agreement shall automatically renew for successive one-month terms at Charter’s then-current applicable business rates, unless either party terminates this Agreement by giving thirty (30) days prior written notice to the other party before the expiration of the current term. .... (No early termination provision or penalty — Section 10 — Default results in termination of service).	30 Days on expiration of term	8/1/2011	Yes, with consent — Section 18(b) “Customer may not assign or transfer (directly or indirectly by any means, by operation of law or otherwise) this Agreement or its rights or obligations hereunder to any other entity without first obtaining written consent from Charter.”	Yes — Section 4 —“Customer hereby agrees to keep confidential and not to disclose directly or indirectly to any third party, the terms of this Agreement, except as may be required by law.

9	Gaming International, Inc.	7/19/2006	Provide win cards for sale in the gift shops	Renews for automatic one year periods following 90 days from effective date (10/19)	Yes — Section 3. After the initial trial period, this agreement can be cancelled with 30 days written notice to the other party, during the course of the Agreement. Upon termination of this Agreement, HYATT REGENCY — LAKE TAHOE CASINO shall (1) immediately return all materials provided by Gaming International, Inc. pursuant to this Agreement and (2) pay for the products received and sold through such date as full and complete payment.	30 Days	8/1/2011	Silent	None

10	High Desert Microimaging	11/25/2010	Preventative Maintenance Agreement for Canon Scanner	11/24/2011	Yes — “This agreement may be canceled by either party within 30 days of written notice for the following reasons: If the equipment is moved from the location specified on page 1 of this PMA, if the equipment is sold, leased, or transferred, or if the equipment is operated by any party not authorized by the customer.”	30 Days — with the transfer	8/1/2011	Unclear and silent as to notice — The termination allows customer to authorize a user, but there is no express assignment provision.	None

13	International Game Technology	12/19/2007	Applicable to all IGT Game purchases and leases	Ongoing	Yes — Section 8. Cancellations. Orders may be canceled on the condition that Customer pay IGT for completed work allocated to Customer’s order at the time of termination of work at the unit selling price, along with (a) all costs, direct and indirect, for work in progress, (b) costs resulting from the cancellation, (c) a reasonable profit to IGT therefrom.	Silent	8/1/2011	Silent	None

14	Iron Mountain Records Mgmt, Inc.	3/21/2007	Off-Site Records Storage	1 Year, renews for 1 year terms	No — 1. Term: ... Unless otherwise provided in a Schedule, upon expiration of the intial term, the term will continue with automatic renewal for additional one(1) year terms, unless written notice of non-renewal is delivered by either party to the other no less than thirty (30) days prior to the expiration date.	30 Days prior to end of term.	8/1/2011	Yes, with prior written consent — This Agreement binds the successors and assigns of the respective parties and cannot be changed orally. This Agreement may not be assigned by either party (other than to an affiliate which shall assume the obligations of the assignor by written instrument) without the written consent of the other party, which shall not be unreasonably withheld or delayed.	None
Last Updated: 04-22-2011

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/1/11		Confidentially
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVISION	Provision

15	JDL Digital Systems, Inc. d/b/a Airship	3/30/2011	Software maintenance and upgrades for Surveillance Software.	Silent	YES — Once the software is ordered a minimum of 50% cancellation fee will apply to cancellation of the project before completion. Upon early cancellation all products listed but not paid for are retained by JDL Digital Systems.	Silent	8/1/2011	YES, with notice — “In the event that Grand Lodge Casino Transfers its interest in the Gaming Operations at the Hyatt Regency Lake The, this Agreement and the rights and obligations hereunder are fully assignable to the new operator upon Grand Lodge Casino’s election and upon notice to JDL Digital Systems.”	None

16	Kafoury, Armstrong & Co.	12/8/2010	Service Contract to conduct Internal Audits for the 6 month period ending December 31, 2011	At conclusion of service.	Silent	None	None — Work to be completed prior to transfer	Silent	None

18	Mosak	10/1/2004	Marketing Service Agreement	October 1, 2005 Contract has expired	Yes – 2. Term. A. The term of this Agreement shall commence on Oct. 1, 2004 and shall continue in full force and effect until Oct. 1, 2005 unless earlier terminated by either party upon written notice of such intention given thirty (30) days in advance.	30 Days	8/1/2011	Yes, with prior written consent — Section 15. “The rights and obligations of the parties hereunder shall not be assigned, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld. This Agreement shall inure to and be binding upon the parties hereto and their respective representatives, successors and assigns.”	Yes, but not with respect to the agreement — Section 6

19	Muzak	1/26/2009	Provides background music in casino	36 months (1/26/2012), automatically renew for 12 month periods	No — Section 1. Term. .... an initial term of 36 months following the date that our manager signs the Agreement. The Agreement will automatically renew for subsequent 12 month terms. Either of us may cancel the automatic renewal of the Agreement by sending a Notice of non-renewal to the other party at least 90 days before the then current term of the Agreement expires.	90 Days	8/1/2011 (required by agreement: 10/26/2011)	Yes, with prior written consent — Section 8. “No sale, transfer, closure or change in your business will reduce or eliminate your obligations under the Agreement. You cannot assign the Agreement without our prior written consent, but we will not unreasonably withhold our consent.”	None

20	Pitney Bowes Global	12/17/2010	Lease/financing agreement for postage equipment	66 months, with automatic 1 year renewals	Yes — Section X3.2 Either party may terminate with or without cause upon thirty (30) days’ prior written notice, provided that you remain responsible for paying any outstanding invoices) after such discontinuation.	30 days	8/1/2011	Yes, with prior written consent — Section G9.2 You may not assign this Agreement without our prior written consent, which consent shall not be unreasonably withheld. Any purported assignment is void.	None

Last Updated: 04-22-2011

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/1/11		Confidentially
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVISION	Provision

21	Quick Space Lease	5/27/2005	Lease of Storage Containers	Month to month	Yes — Section 21. c. “Lessor has the right to postpone unit pickup for up to 21 working days. Rental charges will cease upon Lessee’s notification of termination.”	30 Days	8/1/2011	Yes, with prior written consent —Section 16, “Lessee shall not have the right to assign this Lease or to sublet, rent, or otherwise hire out or transfer possession of, any of the Equipment to any person, firm, partnership, association, or corporation other then Lessor, without the prior written consent of Lessor.”	None

22	Sage Software	16-Mar-07	Software system that tracks fix assets	15-Jun-08	Yes — Term. You may terminate the License at any time by destroying the Software together with all copies thereof... Upon termination there will be no refund of any amounts paid by you.	Destroy Software	8/1/2011	Silent	None

23	Shuffle Master	(1) 3/11/08, (2) 5/28/09, (3) 6/24/09, (4) 6/24/09, (5)12/3/09, (6) 1/13/10, (7) 2/5/10, (8) 2/5/10, (9) 3/24/10, (10) 7/30/10, (11) 8/2/10	Various (11) participation/service agreements with Shuffle Master	Month to Month	Yes — Section 7. Either party may terminate this Agreement by giving the non-terminating party’ thirty (30) days written notice. Following termination, the Products will be returned to SMI in proper working order, normal wear and tear excepted.	30 Days	8/1/2011	Silent — Licensing provisions are exclusive to HCC Corporation.	None

24	Sierra Development Company d/b/a Club Calneva	8/24/2008	Sub-lease of rental space for the operation and management of the sportsbook.	Until the last day of the calendar month following the 2013 NFL Super Bowl	YES — Section 1. Term of Lease. A. “c) upon the termination of Landlord’s lease of the space in which the Hyatt Regency Lake Tahoe casino is operated. B. On or before January 1, 2013, Landlord shall provide to Tenant written notice of Landlord’s intention to either extend this Lease for a five year term or terminate the Lease on the termination date.”	Silent	8/1/2011	YES. but silent as to notice — Section 19 — “This Lease shall be binding upon and inure to the benefit of the respective parties hereto, their legal representatives, successors and assigns. Tenant may only assign this Lease with Landlord’s prior written consent which consent shall not be unreasonably withheld.”	None

25	Sunny Day Guide	10/22/2010	Advertising agreement for 2011	Silent	Silent	Silent	8/1/2011	Silent	None

26	Tech Art	5/15/2008	License/Maintenance Agreement for hole card readers	5 Years (#7)	No — Section 8, Early Termination. At any time after one (1) year, LICENSEE may terminate the License/Maintenance. Agreement upon sixty (60) days written notice, provided, however, that in the event of such termination, the monthly charge to LICENSEE pursuant to paragraph 6 shall be adjusted retroactively to the unit rate for the actual term LICENSEE utilizes the MAXTime units set forth in paragraph 7.	60 Days	7/1/2011	No — 15. This Agreement may not be assigned in whole, or in part by either party. 16. This Agreement shall be binding upon, and inure to the benefit of, and be enforceable by and against the parties, their successors and assigns.”	None

Last Updated: 04-22-2011

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/1/1l		Confidentially
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVISION	Provision

27	Tip Top Amusement Co. Inc.	11/1/2010	Cigarette Vending Machine Agreement	Month to Month (Article 5)	Yes — Article 5. Term. This Agreement shall commence on November 1, 2010 and shall be for a term of one month from that commencement date and shall be renewed automatically and continue for successive periods unless notice of termination is given by either party to the other in writing at least thirty (30) days prior to termination date.	30 Days	8/1/2011	Yes, with prior written consent — Article 15: This Agreement shall not be assignable by either party without the prior written consent of the other party. Subject to the foregoing limitations, this Agreement shall endure to the benefit of and be binding upon the successors and [ILLEGIBLE]	None

28	TI Wholesale Distributors	8/22/2007	Processes used playing cards for resale and paid on commission of sales.	3 Years (#7) Expiring 8/22/2010. Agreement has expired.	Yes — Section 7. Term. This Agreement shall become effective upon its execution by the parties as of the date on the face of this agreement and shall expire three (3) years from that effective date. This Agreement may be cancelled by either party with a 60 days notice in writing.	60 Days	7/1/2011	Silent	None

29	United States Playing Card Company	9/18/2009	Controls Playing Card Purchase Orders	2 Years	No, only for cause — Section 8e. This Contract will immediately terminate without further liability to USPC if Customer fails to obtain and maintain the necessary gaming license to operate its casino facility as required by applicable State Law or by a Tribal Compact approved and recognized by the National Indian Gaming Commission.	None	Courtesy Call Prior To Termination	Yes, with prior written consent [ILLEGIBLE] “This Agreement shall be binding upon and inure to the benefit of the parties herein and their respective successors and assigns. Customer may not assign its rights or obligations under this Agreement in any way except with the consent of USPC which shall not be unreasonably [ILLEGIBLE]	None

30	Universal Recovery Corporation	2/20/2007	Check Collection Services	1 Year, Auto Renews unless 30 day notice (#6)	Yes — Section 6. ... Either party may terminate this contract at any time by giving a thirty (30) day written notice except that once notice is received by URC, ninety (90) days will be allowed for URC to settle all non-paying accounts and URC shall retain all accounts on which payments have begun or promises have been made until payments are completed.	30 Days	8/1/2011	Silent	None

31	Western Money Systems	2/1/2011	Self Service Redemption Kiosk	1/31/2012, with automatic renewal unless 90 day notice is provided	Yes — Section 2. Cancellation: Either party shall have the right to cancel this agreement, without cause, upon 90 days written notice. Charges will be prorated to the date the cancellation is in effect.	90 Days	6/3/2011	Yes, with prior written consent — This Agreement is not assignable, or transferable by the customer and requests for refunds will not be honored, unless consented to in writing by WMS.	None

33	Xerox	11/29/2006	Lease Agreement for Copier	11/29/2011, then month to month unless 30 day notice is provided	Yes, for termination on 11/29/2011 — Section 15. B. During this renewal period, either party may terminate this Agreement upon at least thirty (30) days notice.	30 Days	8/1/2011	Yes, with prior written consent — Section 8. If you wish to assign any rights or obligations under this Agreement, you shall provide a written notice to Xerox of such request for consent...”	None

Last Updated: 04-22-2011

GRAND LODGE CASINO
Key Contract List

RECOMMENDED
NOTICE DATE
ITEM		EFFECTIVE		TERM OF		Termination	ASSUMING 9/1/1l		Confidentially
SUB #	AGREEMENT	DATE	DESCRIPTION	CONTRACT	FAVORABLE TERMINATION PROVISION	Notice Period	Termination	ASSIGNMENT PROVISION	Provision

34	Xerox	10/282004	Lease Agreement for Copier	10/28/2009, then month to month.	Yes — Section 12. Renewal: During this renewal period, either side may terminate this Agreement upon at least thirty (30) days notice.	30 Days	8/1/2011	Yes, with prior written consent - Section 8. If you wish to assign any rights or obligations under this Agreement, you shall provide a written notice to Xerox of such request for consent...”	None

Last Updated: 04-22-2011

SCHEDULE E
Supplies and Equipment with a value of $100.00 or more
1.) Please see Exhibit E for detailed information

19

Grand Lodge Casino
Exhibit E — Operating Supplies & Small Equipment

		Quantity	Item	Est. Value
Inventory Slots
	Cartons	261	Cigarettes	13,050

		Misc	Office Suplies — printer cartriges pencils, tapes and the like	350

		9	Slot Radios — Kenwood TK3160	315
		7	Security Radios — Motorola CP200	280
		1	Kobetron GI3000 — Eprom Tester	500
		37 yards	Slot / Pit Chair Upholstry	550
		1	Rick laptop computer Dell 5500	350
Inventory Pit

	Misc		office supplies:
			Printer cartriges, pencils, forms,	350
Accounting Inventory
			Cyndy Laptop	300
			Misc Supplies	200
			Toner	300
Cage Inventory
			Misc Supplies	300
			Toner	150

				16,995